PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 22, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Braemar Hotels & Resorts Inc.
(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Michael Cricenti
Jennifer M. Hill
Betsy L. McCoy
Steven J. Pully
(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 22, 2024

BLACKWELLS CAPITAL LLC

[•], 2024

Dear Fellow Stockholder:

Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of [•] shares of common stock, $0.01 par value per share (the “Common Stock”), of Braemar Hotels & Resorts Inc., a Maryland corporation (“Braemar” or the “Corporation”). For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Corporation (the “Board”) and to the Corporation’s governance policies are necessary in order to help ensure that the Corporation is operating in a manner consistent with the best interests of all stockholders. The attached Proxy Statement and the enclosed WHITE Universal Proxy Card are first being made available to stockholders on [•], 2024.

We are seeking your support at the Corporation’s 2024 Annual Meeting of Stockholders, which is scheduled to be held at [•] on [•], 2024 at [•] [A.M./P.M.] Mountain Standard Time (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”). We are soliciting proxies from the Corporation’s stockholders on the following matters:

•        The election of each of our director nominees — Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully (collectively, the “Blackwells Nominees”) — to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        Blackwells’ non-binding stockholder proposal to urge the Board to amend the Corporation’s Fifth Amended and Restated Bylaws, as amended (the “Bylaws”) to remove the Overreaching Advance Notice Provision (as defined in the Proxy Statement) (Proposal 2);

•        Blackwells’ non-binding stockholder proposal to urge the Board to amend the Bylaws to preclude any current or former employee, director, officer, or control person of the Corporation or Ashford (as defined in the Proxy Statement) and Ashford’s affiliates from serving as the Corporation’s chairman of the Board (Proposal 3);

•        Blackwells’ non-binding stockholder proposal to require the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions (Proposal 4);

•        Blackwells’ non-binding stockholder proposal to require the Board to disclose all compensation paid by the Corporation to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet (Proposal 5);

•        [The Corporation’s proposal to approve executive compensation (Proposal 6)];

•        [The Corporation’s proposal to ratify the appointment of BDO USA, LLP as the Corporation’s independent registered public accountants for fiscal year 2024 (Proposal 7)]; and

•        [The Corporation’s proposal to approve amendment number [five] of the Corporation’s Second Amended and Restated 2013 Equity Incentive Plan (Proposal 8)].

Together, Proposals 2, 3, 4 and 5 are referred to as the “Blackwells Proposals.” In addition, stockholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

We further believe that the Blackwells Proposals will contribute to the Corporation’s continued growth and governance efforts, ensuring the future success of the Corporation. We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE Universal Proxy Card today.

Pursuant to the universal proxy rules adopted by the Securities and Exchange Commission, the enclosed WHITE Universal Proxy Card also includes the names of the Corporation’s nominees. As Blackwells is using a “universal” proxy card, there is no need to use the Corporation’s WHITE proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully and “WITHHOLD” your votes on each of the Corporation’s nominees. We also ask you to vote “FOR” the non-binding Blackwells Proposals, which would allow the Board to increase its size and reappoint any Corporation nominee who fails to win re-election at the Annual Meeting.

Stockholders should refer to the Corporation’s proxy statement, when available, for the names, backgrounds, qualifications and other information concerning the Corporation’s nominees. You may access the Corporation’s proxy statement, when available, without cost on the SEC’s website. There is no assurance that any of the Corporation’s nominees will serve as directors if one or more of the Blackwells Nominees are elected.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, [•], at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi Founder and Chief Investment Officer Blackwells Capital LLC

If you have any questions or need assistance in voting your WHITE Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

[•]

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 22, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
BRAEMAR HOTELS & RESORTS INC.

_____________________

PROXY STATEMENT
OF
BLACKWELLS CAPITAL LLC

_____________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of 10,010 shares of common stock, $0.01 par value per share (the “Common Stock”), of Braemar Hotels & Resorts Inc., a Maryland corporation (“Braemar” or the “Corporation”). For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Corporation (the “Board”) and to the Corporation’s governance policies are necessary in order to help ensure that the Corporation is operating in a manner consistent with the best interests of all stockholders. The attached Proxy Statement and the enclosed WHITE Universal Proxy Card are first being made available to stockholders on [•], 2024.

We are seeking your support at the Corporation’s 2024 Annual Meeting of Stockholders, which is scheduled to be held at [•] on [•], 2024 at [•] [A.M./P.M.] Mountain Standard Time (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”). We are soliciting proxies from the Corporation’s stockholders on the following matters:

•        To elect of each of our director nominees — Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully (collectively, the “Blackwells Nominees”) — to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        To approve Blackwells’ non-binding stockholder proposal to urge the Board to amend the Bylaws to remove the Overreaching Advance Notice Provision (as defined in the Proxy Statement) (Proposal 2);

•        To approve Blackwells’ non-binding stockholder proposal to urge the Board to amend the Bylaws to preclude any current or former employee, director, officer, or control person of the Corporation or Ashford (as defined in the Proxy Statement) and Ashford’s affiliates from serving as the Corporation’s chairman of the Board (Proposal 3);

•        To approve Blackwells’ non-binding stockholder proposal to require the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions (Proposal 4);

•        To approve Blackwells’ non-binding stockholder proposal to require the Board to disclose all compensation paid by the Corporation to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet (Proposal 5);

•        [The Corporation’s proposal to approve executive compensation (Proposal 6)];

•        [The Corporation’s proposal to ratify the appointment of BDO USA, LLP as the Corporation’s independent registered public accountants for fiscal year 2024 (Proposal 7)]; and

•        [The Corporation’s proposal to approve amendment number [five] of the Corporation’s Second Amended and Restated 2013 Equity Incentive Plan (Proposal 8)].

Together, Proposals 2, 3, 4 and 5 are referred to as the “Blackwells Proposals.” In addition, stockholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

We urge you to carefully consider the information contained in this Proxy Statement and support our efforts by signing, dating and returning the enclosed WHITE Universal Proxy Card today.

Pursuant to the universal proxy adopted by the Securities and Exchange Commission, the enclosed WHITE Universal Proxy Card also includes the names of the Corporation’s nominees. As Blackwells is using a “universal” proxy card, there is no need to use the Corporation’s WHITE proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully and “WITHHOLD” your votes on each of the Corporation’s nominees. We also ask you to vote “FOR” the non-binding Blackwells Proposals, which would allow the Board to restore proper governance, limit the appearance of self-dealing appointments and transactions and increase corporate transparency.

Stockholders should refer to the Corporation’s proxy statement, filed with the SEC on [•], 2024 (the “Corporation’s proxy statement”), when available, for the names, backgrounds, qualifications and other information concerning the Corporation’s nominees. You may access the Corporation’s proxy statement without cost on the SEC’s website. There is no assurance that any of the Corporation’s nominees will serve as directors if one or more of the Blackwells Nominees are elected.

If you have already voted on the Corporation’s proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated WHITE Universal Proxy Card, (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting at the Annual Meeting.

If your shares are registered in more than one name, the WHITE Universal Proxy Card should be signed and dated by all such persons to ensure that all shares are voted for each of the Blackwells Nominees and the Blackwells Proposals.

This Proxy Statement is soliciting proxies to elect the Blackwells Nominees and for the Blackwells Proposals. See “Voting and Proxy Procedures” below for additional information.

The Corporation has set the close of business on [•], 2024 as the Record Date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The Corporation has not yet disclosed the number of shares of Common Stock outstanding as of the Record Date. The principal executive offices of the Corporation are located at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254. Holders of record of shares of Common Stock on the Record Date are urged to submit the WHITE Universal Proxy Card, even if such shares have been sold after that date. Each share of Common Stock and preferred stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your WHITE Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact [•] by phone at [•] (toll-free for stockholders) or [•] (call collect for banks, brokers, trustees and other nominees), or by email at [•].

The solicitation is being made by Blackwells, Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully, and not on behalf of the Board or management of the Corporation. Other than as described in this Proxy Statement, we are not aware of any other matters to be brought before the Annual Meeting. Should other matters, which we are not made aware of within a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies in the enclosed WHITE Universal Proxy Card will vote on such matters in their discretion.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD “FOR” EACH OF THE BLACKWELLS NOMINEES AND THE BLACKWELLS PROPOSALS.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE CORPORATION. PLEASE RETURN ONLY THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND DO NOT RETURN ANY CORPORATION PROXY CARD UNDER ANY CIRCUMSTANCES. WE URGE YOU TO DISREGARD AND NOT TO RETURN ANY CORPORATION PROXY CARD AND RETURN THE WHITE UNIVERSAL PROXY CARD. ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS. EVEN IF

YOU RETURN THE CORPORATE PROXY CARD MARKED “WITHHOLD” AS A PROTEST AGAINST THE CORPORATION’S NOMINEES, IT WILL REVOKE ANY PROXY CARD YOU MAY HAVE PREVIOUSLY SENT TO US. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY (I) DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING, (II) VOTING VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE WHITE UNIVERSAL PROXY CARD OR (III) VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and WHITE Universal Proxy Card are available at [•].

BACKGROUND OF THE SOLICITATION

The summary below details certain events related to this solicitation by Blackwells, Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully (collectively, the “Participants”). This summary does not purport to catalogue every event, action or circumstance committed by or related to the Participants in connection with this solicitation.

Blackwells made its initial investment in the Corporation in 2023.

On October 21, 2023, a representative of Blackwells sent the Corporation a letter calling for an immediate investigation of potential breaches of fiduciary duty and/or other wrongdoing related to mismanagement or self-dealing by members of the Board and/or management in connection with the Corporation’s relationship with Mr. Bennett and Ashford (as defined in Proposal 3) (the “Demand Letter”).

On October 23, 2023, Charles Grand, on behalf of The Dallas Express, sent Jason Aintabi and certain representatives of Blackwells an e-mail asking about details regarding the Demand Letter. Shortly thereafter, Jason Aintabi responded to Charles Grand asking whether Montgomery Bennett, a director of the Corporation, owns The Dallas Express.

On October 26, 2023, a representative of Braemar responded to the Demand Letter, acknowledging receipt.

On December 1, 2023, Blackwells submitted a proposal (the “Bid Letter”) for a negotiated transaction pursuant to which Blackwells would acquire 100% of the outstanding equity interests in the Corporation for $4.50 per share in all cash, a 114.3% premium to the Corporation’s then current share price, to unlock stockholder value and curtail mismanagement (the “Proposed Acquisition”).

On December 6, 2023, outside legal counsel to the Corporation sent a letter to Blackwells that did not address the terms of the Proposed Acquisition but instead requested extensive information regarding Blackwells and its financing (the “December 6 Letter”).

On December 22, 2023, at the request of Blackwells, Blackwells’ outside legal counsel sent a letter in response to the December 6 Letter, responding to certain questions, noting that Blackwells would provide additional confidential information about its financing sources and thoughts regarding the termination fee owed to Ashford Inc. in connection with the Proposed Acquisition after receiving confirmation that the Board is interested in engaging in a discussion regarding the Proposed Acquisition, and emphasizing Blackwells’ desire to work collaboratively with the Board to discuss and advance the Proposed Acquisition.

On December 27, 2023, outside legal counsel for Mr. Aintabi and Blackwells sent a cease and desist letter to The Dallas Express with respect to certain articles published by The Dallas Express that contained defamatory statements and demanded that The Dallas Express retract all claims made in such article.

On December 28, 2023, outside legal counsel for Mr. Aintabi and Blackwells sent a letter to representatives of the Corporation requesting information regarding, among other things, potential violations of Federal Securities Violations by Mr. Bennett, the nature of any relationship between the Corporation and The Dallas Express, the monetary relationship between the Corporation and The Dallas Express and the disclosure of information from the Corporation to The Dallas Express (the “Information Request Letter”).

On January 2, 2024, outside legal counsel to the Corporation responded to the December 22, 2023 letter by reiterating that the Board would not respond to the Bid Letter until it received responses to all of the questions included in the December 6 Letter and that, based on the information provided by Blackwells, the Board did not view the Proposed Acquisition as actionable.

Also on January 2, 2024, following what Blackwells perceived as a stubborn failure on the part of the Board to engage constructively, Blackwells sent a letter to the Corporation requesting a copy of the Corporation’s form of written questionnaire and any other exhibits, forms, agreements or other materials within the Corporation’s possession that the Corporation believes its Articles of Amendment and Restatement, as amended and supplemented, and/or Bylaws require to be completed by stockholders in connection with the submission of any notice of qualifying stockholder nominations or proposals.

On January 9, 2024, the Corporation responded to the Demand Letter with a report from the Corporation’s review committee, law firm and a securities advisor, alleging no breach of fiduciary duty and providing no further action pursuant to the Demand Letter’s suggestions.

On January 17, 2024, a representative of the Corporation sent Blackwells, via a Blackwells representative, the Corporation’s form of questionnaire.

On January 24, 2024, a representative of Blackwells sent a letter to the Corporation reiterating the demands set forth in the Information Request Letter.

On March 10, 2024, Blackwells sent a letter (the “Nomination Notice”) by email to Mr. Rose announcing its intention to nominate the Blackwells Nominees for election to the Board at the Annual Meeting and to submit the Blackwells Proposals for consideration by the Corporation’s stockholders, each on a non-binding, advisory basis, at the Annual Meeting. The Nomination Notice also provided notice to the Corporation pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of Blackwells’ intent to solicit proxies for the Blackwells Nominees from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. The Nomination Notice was also delivered by mail to the principal offices of the Corporation on March 11, 2024. Among other things, Blackwells stated in the Nomination Notice that after engaging with the Corporation as described in this section, Blackwells withdrew any interest it had in pursuing the Proposed Acquisition or any similar transaction with the Corporation. Blackwells noted that it believed certain portions of the advance notice provisions contained in the Bylaws are invalid. Blackwells reiterated its investment intent with respect to the Corporation was among other things, to influence the Corporation’s management or Board, which may include (1) nominating director candidates for election and submitting business proposals for consideration by stockholders at the Annual Meeting and future annual meetings of stockholders, (2) submitting proposals to effect the termination of any and all relationships between the company and Ashford Inc. and its affiliates, (3) finding a suitable replacement external advisor, asset manager and provider of hotel management services and design and construction services and (4) investigating any relationships between the Corporation and The Dallas Express.

Also on March 10, 2024, Blackwells sent a letter by email to Mr. Rose expressing its concern with the Corporation’s latest amendments to its Bylaws and reiterating its willingness to have an ongoing constructive dialogue with the Corporation.

On March 21, 2024, a representative of the Corporation provided representatives of Blackwells with notice of the Corporations intent to nominate Monty J. Bennett, Stefani D. Carter, Candace Evans, Kenneth H. Fearn, Jr., Rebeca Odino-Johnson, Matthew D. Rinaldi, Richard J. Stockton and Abteen Vaziri to the Board at the Annual Meeting.

On March 22, 2024, Blackwells filed a preliminary proxy statement with the Securities and Exchange Commission.

REASONS FOR THE SOLICITATION

Blackwells has nominated four highly qualified Board candidates — Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully — each of whom is prepared and committed to objectively evaluate opportunities for the Corporation to help unlock value for all stockholders. The professionals that Blackwells has nominated have extensive leadership experience in capital allocation, real property law, real estate and corporate governance. If elected, the Blackwells Nominees have the necessary background and expertise to objectively evaluate the Corporation’s performance, adjust the Corporation’s strategy and enhance the Corporation’s governance practices to align with the best interests of all stockholders. The Blackwells Nominees are independent of influence from the Corporation’s advisor and intend to fully review the Corporation’s business, assets, capital structure, capital allocation priorities, strategies, operations and policies to ensure that the Corporation is operating at optimal levels. As an investor in the Corporation, we are disappointed with the current management and Board and we believe that there is significant potential in the Corporation, but that potential can only be unlocked through transformative change. Blackwells’ commitment to transforming the Corporation is demonstrated by the Blackwells Proposals, which would allow the Board to restore proper governance, limit the appearance of self-dealing and increase corporate transparency. We believe these changes are necessary to provide stockholders with a Board that embodies the Corporations five guiding principles: “ethical, innovative, profitable, engaging and tenacious.”1

The Blackwells Nominees Align With the Needs of Stockholders

Stockholders need a Board that is equipped to evolve and respond to changes — changes in the market, changes in consumer preferences and changes in technology. While the Board’s current makeup includes valuable skills and institutional knowledge, the current directors have acquiesced to poor governance practices and have permitted the Corporation’s management to entrench themselves at the expense of stockholder value. However, the Blackwells Nominees possess skills and experience that will enhance the Board’s qualifications. Each of Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully are experienced in governance matters, executive leadership of companies and importantly, will each be independent directors, primed to drive stockholder returns.

The Current Board Has Presided Over Negative Returns for Stockholders

The Corporation has underperformed significantly. Over the past one, three and five years, the Corporation’s stock is down 48.3%, 69.4% and 83.4%, respectively.2

The Corporation’s External Advisory Agreement is Off-Market and Self-Dealing

The Corporation continues to spend significant amounts of money on what Blackwells believes is an off-market and self-dealing advisory agreement between the Corporation and its external manager, Ashford Hospitality Advisors LLC. Ashford Hospitality Advisors LLC (“Ashford LLC”), a subsidiary of Ashford Inc., provides advisory services to the Corporation through this advisory agreement. All of the hotel properties in the Corporation’s portfolio are currently asset-managed by Ashford LLC. In addition, the Corporation does not have any employees, and all of the advisory services that might have been provided by employees are provided to the Corporation by Ashford LLC. Even the Corporation’s senior management team has been provided to the Corporation by Ashford LLC. Although the Corporation’s total stockholder return continues to be very poor — down 83.4% since March 2019 — the Corporation pays Ashford LLC handsomely for its management and administrative services. All the while, Monty J. Bennett, the Chairman of the Board of Directors of the Corporation, serves as Chief Executive Officer and Chairman of the Board of Directors of Ashford Inc. The Corporation has stated that pursuant to the advisory agreement, regardless of Ashford LLC’s performance and without consideration to the Corporation’s financial outlook, the total amount of fees and reimbursements paid to Ashford LLC “as a percentage of market capitalization will never be less than the average of internalized expenses of our industry peers” and may “greatly [exceed] the average of internalized expenses” of the Corporation’s industry peers.3 This external advisory agreement, which has allowed exorbitant resources to be diverted away from the Corporation and its stockholders and to its external managers, Ashford Inc., its subsidiary Ashford LLC and Mr. Bennett, shamefully perverts the entire ethos of commercial agreements.

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1        “Guiding Principles” of the Corporation as stated on the Corporation’s website.

2        Yahoo Finance, as of March 21, 2024.

3        See the Corporation’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023 (“The aggregate amount of fees and expense reimbursements paid to our advisor will exceed the average of internalized expenses of our industry peers (as provided in our advisory agreement), as a percentage of total market capitalization. As a part of these fees, we must pay a minimum advisory fee to our advisor regardless of our performance.”) (emphasis in original).

Investors Deserve Transparency

Mr. Bennett controls both the Corporation and Ashford Inc. on the one hand, and The Dallas Express on the other. We believe this causes The Dallas Express to essentially function as an undisclosed public relations arm of the Corporation. This has allowed Mr. Bennett and The Dallas Express to disseminate false and misleading information to the Corporation’s investors, at the detriment of the Corporation’s stockholders. Further, the Corporation does not currently disclose all compensation paid to members of the Bennett family or to The Dallas Express.

The Current Board Continues to Severely Limit Stockholders’ Rights

Blackwells believes that the Corporation’s corporate governance demonstrates that the Board’s focus is not on creating long-term value for the Corporation’s investors. The Corporation’s troubling governance practices include the Overreaching Advanced Notice Provision. On March 1, 2024, the Corporation amended Section 11(a)(3)(D) of Article I of its Bylaws. The new provision requires that in the event any stockholder or any of such stockholder’s “Proposed Nominees” (as such term is used in the Bylaws) or Stockholder Associated Persons has in the twenty-four months immediately preceding the date of the submission by such stockholder of a notice pursuant to Article I, Section 11 of the Bylaws, made a proposal to acquire control of the Corporation, all information relating to such stockholder, the Proposed Nominee or the Stockholder Associated Person, as applicable, that would be disclosed in any notices, forms or filings required by U.S. federal laws or the rules and regulations of any agency, department or other instrumentality of the U.S. federal government in connection with such direct or indirect acquisition would have to be included in any notice submitted under Article I, Section 11. This provision was adopted by an entrenched Board without a stockholder vote as an illegitimate effort to unduly restrict stockholders’ rights.

We believe that this and certain other provisions in the Corporation’s Bylaws and Charter that are intended to have an anti-takeover effect demonstrate an unwillingness on the part of the Board and management to consider all options to create value for stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

We are seeking your support at the Annual Meeting to elect our four highly qualified Blackwells Nominees. Each of the Blackwells Nominees has consented to serve as a nominee, being named as a nominee in this Proxy Statement and serve as a director, if elected. The information below concerning name, age and employment and material occupations, positions or offices of the Blackwells Nominees has been furnished by each of the Blackwells Nominees. Except as described in this Proxy Statement, none of the Blackwells Nominees beneficially owns any Common Stock.

Each director elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Each of Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully presently is, and if elected as a director of the Corporation, would, in our view, be an “independent director” within the meaning of (i) New York Stock Exchange (“NYSE”) listing standards applicable to board composition, (ii) Section 301 of the Sarbanes-Oxley Act of 2002, (iii) Item 407(a) of Regulation S-K of the rules and regulations of the SEC (“Regulation S-K”) and (iv) the Corporation’s Amended and Restated Corporate Governance Guidelines. No Blackwells Nominee is a member of the Corporation’s Audit, Compensation, Nominating/Corporate Governance or Related Party Transactions Committees.

If elected, the Blackwells Nominees will represent four out of eight members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value.4 However, we believe the election of the Blackwells Nominees is an important step in the right direction for enhancing long-term value at the Corporation.

We do not endorse any of the Corporation’s director nominees. You should refer to the Corporation’s proxy statement, available at no charge on the SEC’s website at http://www.sec.gov, for the names, background, qualifications and other information concerning the Corporation’s nominees.

Proxies cannot be voted for a greater number of persons than the current size of the Board; however, we reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Corporation increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Blackwells does not expect that any of the Blackwells Nominees will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the Blackwells Nominees occurs for any reason (including if the Corporation makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Blackwells Nominees), the shares represented by the WHITE Universal Proxy Card received by Blackwells and not properly revoked will be voted for the substitute nominee(s) properly nominated by Blackwells in compliance with the rules of the SEC and any other applicable laws and, if applicable, the Bylaws.

If Blackwells lawfully identifies or nominates substitute nominee(s) before the Annual Meeting, Blackwells will file an amended proxy statement that identifies any such substitute nominee(s), discloses whether such nominee(s) has or have consented to being named in the revised proxy statement and includes all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

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4        The following is a list of agreements that contain change of control provisions that the Corporation and the respective counterparty may, in the event of the Blackwells Nominees being elected, interpret as having been triggered, depending on the outcome of the Annual Meeting: Braemar Hotels & Resorts, Inc. Second Amended and Restated 2013 Equity Incentive Plan, as amended, and the award agreements thereunder; Second Amended and Restated Credit Agreement, dated as of October 25, 2019, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Bank of America, N.A. and the other lenders party thereto, as amended; Credit Agreement, dated as of July 31, 2023, by and among Braemar Hospitality Limited Partnership, Braemar Hotels & Resorts Inc., the lenders party thereto and Bank of America, N.A.; Ashford Hospitality Prime, Inc. Advisor Equity Incentive Plan, dated as of November 5, 2013; and Richard Stockton’s Restricted Stock Award Agreement, dated as of November 2, 2016. The foregoing list is based on a review of the Corporation’s material contracts and agreements that are publicly available on the SEC’s electronic data gathering, analysis and retrieval system. The Nominating Stockholder does not believe that any change of control provisions have been triggered as a result of the nomination of the Blackwells Nominees.

Information About the Blackwells Nominees

Name	Age	Principal Occupation	Business Address
Michael Cricenti	38	Managing Partner and Chief Investment Officer of Magis Capital Partners	3979 Clover Ln. Dallas, Texas 75220
Jennifer M. Hill	58	Founder and CEO of Murphy Hill Consulting LLC	9 Dancing Bear Rd. Norwalk, Connecticut 06853
Betsy L. McCoy	62	General Counsel and Vice President for The Related Group	2850 Tigertail Avenue Suite 800, Miami, Florida 33133
Steven J. Pully	64	Chairman of the Board of Directors and part-time Chief Executive Officer of Harvest Oil and Gas Corporation	4564 Meadowood Dr. Dallas, Texas 75220

We believe the Blackwells Nominees have the experience and qualifications to address the Corporation’s strategic, operational and governance deficiencies and possess the skill sets required to address the Corporation’s current needs.

Michael Cricenti

Michael Cricenti, age 38, currently serves as Managing Partner and Chief Investment Officer of Magis Capital Partners, a private investment firm that employs a fundamental, value-oriented approach to investing in special situations, since January 2017. Mr. Cricenti also served as a Senior Real Estate Investment Advisor at IsZo Capital Management LP, a hedge fund, from January 2017 to November 2021. Previously, from September 2009 until January 2017, Mr. Cricenti served as Managing Director at Bluestem Asset Management (“Bluestem”), an investment firm with more than $1.5 billion in assets under management based in Charlottesville, Virginia. Mr. Cricenti worked as a mergers and acquisitions analyst at Harris Williams & Co., a leading middle-market advisory firm, in June 2007 until July 2009. He also worked as a Summer Analyst at JP Morgan Private Bank, a private banking facility that has been in operation for more than 200 years, from May 2006 to August 2006.

Mr. Cricenti has served as the Chairman of the board of directors of Nam Tai Property Inc. (OTC: NTPIF), a publicly-traded international real estate developer in turnaround, since November 2021.

Mr. Cricenti received a Bachelor of Science in Business Administration with a concentration in finance and quantitative methods from Babson College in 2007.

Blackwells believes that Mr. Cricenti’s extensive experience in capital allocation, corporate governance and finance, as well as his background in mergers and acquisitions in the public market qualify him to serve as a director of the Corporation.

Jennifer M. Hill

Jennifer M. Hill, age 58, currently serves as the Founder and CEO of Murphy Hill Consulting LLC, a Connecticut-based consulting business providing consulting services focused on the financial services, asset management, insurance and risk management industries, since January 2015. Ms. Hill served as the Chief Financial Officer of Bank of America Merrill Lynch (NYSE: BAC), an investment bank and financial services holding company, from July 2011 to December 2014. Prior to joining Bank of America, Ms. Hill was Group Director of Strategy and Corporate Finance at Royal Bank of Scotland (now known as NatWest Group PLC (NYSE: NWG)), a banking and insurance holding company, from July 2008 to July 2011. From September 2006 to July 2008, Ms. Hill served as the Chief Financial Officer of Tisbury Capital Management, an event-driven hedge fund, and from September 1996 to September 2006, Ms. Hill served as a Managing Director of Goldman Sachs & Co. (NYSE: GS), an investment banking, securities and investment management firm. Ms. Hill also served as a Vice President at Citigroup Inc. (NYSE: C), an investment bank and financial services company, from June 1994 to August 1996. Ms. Hill also served as an Assistant Vice President at Credit Lyonnais, a French banking network now part of the Crédit Agricole Group, from February 1989 to June 1994, and served as an Assistant Treasurer at the European American Bank, a banking network that is now part of Citigroup Inc., from June 1987 to February 1989.

Ms. Hill has served as Chairman of the Board of Directors and member of the Audit Committee of ExcelFin Acquisition Corp. (NASDAQ: XFIN), a blank check company focused in the financial technology sector, since April 2021. Ms. Hill also serves as a member of the Board of Directors and Chairman of the Compensation Committee of Cantor Fitzgerald Europe, an integrated, full-service investment bank, since February 2021. She also serves as a member of the Board of Directors and Chairman of the Compensation Committee of Xplor Technologies, a company providing enterprise-grade SaaS solutions, since October 2021. Ms. Hill served as a member of the Board of Directors and Chair of the Audit Committee of BlockFi, a cryptocurrency lending platform, from October 2021 to December 2023, a member of the Board of Directors of Melqart Funds, which are London-based hedge funds focused on event-driven strategies, from January 2015 to October 2022, a member of the Board of Directors of Keal Funds, hedge funds focused on event-driven strategies, from August 2015 to September 2022, a member of the Board of Directors of Arkadia Systematic Equity Fund, a hedge fund, from August 2019 to February 2022, and a member of the Board of Directors of LaCrosse Milling Company, an oat milling company, from July 2018 to June 2021.

As a volunteer, Ms. Hill served as a Regional Director on the Board of Directors of buildOn, a community service organization, from January 1994 to December 2017. She also served as the Chairman of the Board of Advisors to the Richard Paul Richman Center at Columbia University, a research university, from January 2013 to June 2022. Ms. Hill further served as a member of the Board of Trustees of Hamilton College, a liberal arts college, from January 2009 to January 2013.

Ms. Hill received a Bachelor of Arts in Government and French from Hamilton College in 1987 and a Master’s in Business Administration from Columbia University in 1994. She has held Series 7 and 27 certifications.

Blackwells believes Ms. Hill’s leadership, board experience, and extensive knowledge of and background in investing, real estate and innovation qualify her to serve as a director of the Corporation.

Betsy L. McCoy

Betsy L. McCoy, age 62, currently serves as General Counsel and Vice President for The Related Group, a private real estate development company, a position she has served in since May 2010. In her role, Ms. McCoy oversees the in-house legal department, including all aspects of compliance, management of legal services, legal reporting to executives, and legal guidance and as legal and business counsel to an affiliated real estate management company. From January 2008 to May 2013, Ms. McCoy served as Associate General Counsel and Vice President of The Related Group. She currently is an Adjunct Professor in the Real Property Development LL.M program at the University of Miami School of Law since January 2016. Ms. McCoy also serves as the President of McCoy Real Estate Advisors and Lawyers, LLC, a private real estate advisory company, since 2013 and as President of REEL McCoy Productions 5 LLC, a private productions company, since October 2023. Prior to this, Ms. McCoy was in private practice as a principal and stockholder of her law firm, Law Offices of Betsy L. McCoy P.A., from 2000 to 2008. Ms. McCoy was partner in Solomon & Benedict, P.A., a law firm located in Tampa, Florida, specializing in Business Litigation, Commercial Law, Bankruptcy, Banking, Real Estate Finance, and Real Property Law, from 1990 to 2000. Ms. McCoy maintains her real estate license in Florida since 2018 and is associated with Related Realty LLC, a Florida real estate sales broker, since May 2021.

Ms. McCoy serves as the President and as a director for Gables on the Green Condominium Association West, Inc., a private luxury condominium association, beginning in July 2022. Ms. McCoy previously served on the board of directors for the Mayor’s Beautification Program of Tampa, a committee formed to make suggestions to the City Commission in matters related to City Parks and Beautification, from 1996 to 2000; she also served as Chairman of the Board on the committee from 1999 to 2000.

Ms. McCoy graduated from Creighton University, College of Arts and Sciences, in Omaha, Nebraska in 1984, where she earned a Bachelor’s Degree. She also attended Creighton University School of Law where she earned her Juris Doctorate degree in 1987, as well as the University of Miami School of Law, where Ms. McCoy earned an L.L.M. in real property development in 2007.

Blackwells believes Ms. McCoy’s vast legal experience — including her recognized expertise in business litigation and mastery of real property development law — as well as her extensive background in real estate, executive management, education, and public service qualify her to serve as a director of the Corporation.

Steven J. Pully

Steven J. Pully, age 64, serves on public and private company boards, he provides investment banking and consulting services through Speyside Partners LLC, an investment banking firm he co-founded in 2017, and he serves as an expert witness in legal disputes, generally in connection with his expertise in governance matters. Over the course of his board service, he has served on boards of companies involved in a variety of different industries, he has served as Executive Chairman, Chairman, and Lead Director of various boards, and he has chaired a variety of board committees.

From January 2008 to September 2014, Mr. Pully served as General Counsel and as a partner of Carlson Capital, L.P., a multi-strategy hedge fund. Prior to joining Carlson Capital, Mr. Pully served as the President of Newcastle Capital Management, L.P. (“Newcastle”), a deep value, control-oriented hedge fund, from 2002 to 2007. Prior to working in the hedge fund business, Mr. Pully worked for several large investment banks, including as a Managing Director at Banc of America Securities (now, Bank of America, NYSE: BAC), an investment banking firm and as a Senior Managing Director in the investment banking department of The Bear Stearns Companies, Inc. Mr. Pully began his career at a private, full-service law firm, Baker Botts L.L.P., practicing in areas such as securities, M&A, and restructuring.

Mr. Pully serves as Chairman of the Board of Directors and Chair of the Audit Committee of Enzo Biochem, Inc. (NYSE: ENZ), a biomedical research and development company, since October 2023, and as chairman of its Compensation and Nominating and Governance Committees since January 2024., Mr. Pully has served as Chairman of the Board of Directors for RumbleOn, Inc. (NASDAQ: RMBL) (“RumbleOn”), a retailer of powersports vehicles, since December 2023 and previously served as its Executive Chairman from July 2023 to December 2023. Mr. Pully served as the Chair of the Audit Committee at RumbleOn in July of 2023. He was initially appointed to the board of RumbleOn, Inc. in May 2023. Mr. Pully also serves as the part-time Chief Executive Officer and Chairman of Harvest Oil & Gas Corp., a company that is currently in the process of dissolving. Mr. Pully joined the board in June 2018 when the company was a public company; he became the Chief Executive Officer in January 2021.

Within the past five years, he has also served on the boards of the following public companies: VAALCO Energy, Inc. (NYSE: EGY), an oil and gas company, from August 2015 to June 2020, and served as Chair of the Compensation Committee from 2018 to June 2019 and Chair of the Governance Committee from June 2019 to June 2020; Goodrich Petroleum Corporation (NYSE: GDP) from March 2017 to August 2019, Bellatrix Exploration Ltd., a Western Canadian based oil and gas company from January 2015 to May 2019, and of Titan Energy, an and oil and gas company, from May 2017 to April 2021.

Mr. Pully is licensed as an attorney and CPA in the state of Texas and also holds the Chartered Financial Analyst (CFA) designation. Mr. Pully also holds FINRA certifications (Series 7, 63 and 79). He received his undergraduate degree with honors in Accounting from Georgetown University in 1982 and received a J.D. from The University of Texas School of Law in 1985.

Blackwells believes Mr. Pully’s executive management and board experience and extensive background in investment banking, corporate governance, law and accounting qualify him to serve as a director of the Corporation.

If elected, the Blackwells Nominees will be entitled to such compensation from the Corporation as is consistent with the Corporation’s practices for services of non-employee directors.

Blackwells Onshore, Blackwells Capital, Mr. Aintabi and each of the Blackwells Nominees intend to enter into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of Blackwells Onshore, Blackwells Capital, Mr. Aintabi and the Blackwells Nominees intend to agree to the joint filing on behalf of each of them to allow for the solicitation of proxies for the election of the Blackwells Nominees and in favor of the Blackwells Proposals.

Other than as described in this Proxy Statement, there are no arrangements or understandings between or among any Blackwells Nominee and any other person pursuant to which any Blackwells Nominee was or is to be selected as a director or nominee.

Share Ownership of the Blackwells Nominees

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Blackwells Nominees as of the Record Date.

The address for each Blackwells Nominee is listed below. The information in the following table has been furnished to us by the respective Blackwells Nominees. Percentage of beneficial ownership is based on [•] shares outstanding as of the Record Date, as disclosed in the Corporation’s proxy statement.

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Michael Cricenti 3979 Clover Ln., Dallas, Texas 75220	[•]	[•]	%
Jennifer M. Hill 9 Dancing Bear Rd., Norwalk, Connecticut 06853	[•]	[•]	%
Betsy L. McCoy 2850 Tigertail Avenue Suite 800, Miami, Florida 33133	[•]	[•]	%
Steven J. Pully 4564 Meadowood Dr., Dallas, Texas 75220	[•]	[•]	%

Blackwells and the Corporation will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to eight nominees on the enclosed WHITE Universal Proxy Card. Any stockholder who wishes to vote for one or more of the Corporation’s nominees in addition to one or more of the Blackwells Nominees may do so on Blackwells’ WHITE Universal Proxy Card. There is no need to use the Corporation’s proxy card, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than eight nominees or for any combination (up to eight total) of the Blackwells Nominees, the Corporation’s nominees and on the WHITE Universal Proxy Card. Voting “FOR” fewer than eight nominees will result in your shares being be voted “FOR” only those nominees you have so marked and default to a “WITHHOLD” vote with respect to any nominee left unmarked. If you vote “FOR” more than eight nominees, your vote regarding the election of directors will be invalid and will not be counted.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE BLACKWELLS NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND INTEND TO VOTE OUR SHARES “FOR” THE BLACKWELLS NOMINEES.

PROPOSAL 2

Non-Binding Stockholder proposal to urge the Board to amend the Bylaws to remove the Overreaching Advance Notice Provision

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal urging the Board to amend the Bylaws to remove clause (iv) of Section 11(a)(3)(D) of Article I (the “Overreaching Advance Notice Provision”) of the Bylaws, in effect as of the date hereof (such proposal, the “Amendment to Advance Notice Provisions Proposal”).

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders hereby urge the Board to amend Braemar Hotels & Resorts Inc.’s Fifth Amended and Restated Bylaws, as amended, to delete clause (iv) of Section 11(a)(3)(D) of Article I of the Bylaws in its entirety.”

We favor this proposal at the Annual Meeting because the Overreaching Advance Notice Provision requires that in the event any stockholder or any of such stockholder’s “Proposed Nominees” (as such term is used in the Bylaws) or Stockholder Associated Persons has in the twenty-four months immediately preceding the date of the submission by such stockholder of a notice pursuant to the Advance Notice Bylaws, made a proposal to acquire control of the Corporation (whether through the acquisition of a majority of the outstanding securities of the Corporation, the acquisition of all or substantially all of the Corporation’s assets or otherwise), all information relating to such stockholder, the Proposed Nominee or the Stockholder Associated Person, as applicable, that would be disclosed in any notices, forms or filings required by U.S. federal laws or the rules and regulations of any agency, department or other instrumentality of the U.S. federal government in connection with such direct or indirect acquisition would have to be included in any notice submitted under the Advance Notice Bylaws.

The Overreaching Advance Notice Provision was not adopted on a proverbial clear day but rather was adopted by what could be categorized as an entrenched board of directors without a stockholder vote in the immediate wake of the Corporation having received from Blackwells, a good faith proposal to acquire 100% of the outstanding equity interests in the Corporation for a cash price equal to an approximate 114.3% premium to the then current share price of the Common Stock. Blackwells supports the Amendment to Advance Notice Provisions Proposal at the Annual Meeting because it believes that the Overreaching Advance Notice Provision was an illegitimate effort to unduly restrict the stockholder franchise. Blackwells believes that the Overreaching Advance Notice Provision requires disclosures that (i) require the assumption of hypothetical events, resulting in the provision being ambiguous and (ii) are either outside of the scope of the legitimate corporate interest of the Corporation or are already required under the other paragraphs of the Advance Notice Bylaws and are, therefore, redundant.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Amendment to Advance Notice Provisions Proposal is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 2 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 3

Non-Binding Stockholder proposal to urge the Board to amend the Bylaws to preclude any current or former employee, director, officer, or control person of the Corporation or Ashford and Ashford’s affiliates from serving as the Corporation’s chairman of the Board

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal to amend the Corporation’s Corporate Governance Guidelines, as revised on March 24, 2023 (the “Corporate Governance Guidelines”), to add a provision precluding any current or former employee, director, officer or control person of Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford Hospitality Limited Partnership, a Delaware limited partnership, Ashford Inc., a Nevada corporation, Ashford Hospitality Advisors LLC, a Delaware limited liability company and the asset manager of the Corporation, Premier Project Management LLC, a Maryland limited liability company, Remington Lodging & Hospitality, LLC, a Delaware limited liability company, or any of the affiliates of the foregoing (collectively, “Ashford”) from serving as the Corporation’s chairman of the board of directors (such proposal, the “Governance Guidelines Amendment Proposal”).

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders hereby urge the Board to amend Braemar Hotels & Resorts Inc.’s Corporate Governance Guidelines to add the following new paragraph at the end of Section VII (“Board Composition and Size”): “Notwithstanding anything to the contrary contained in these Guidelines, any current or former employee, officer, director or control person of Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford Hospitality Limited Partnership, a Delaware limited partnership, Ashford Inc., a Nevada corporation, Ashford Hospitality Advisors LLC, a Delaware limited liability company and the asset manager of the Corporation, Premier Project Management LLC, a Maryland limited liability company, Remington Lodging & Hospitality, LLC, a Delaware limited liability company, or any of the affiliates of the foregoing shall be precluded from serving as the Chairman.”

We favor this proposal at the Annual Meeting so that the Board chairman does not owe conflicting loyalties to the Corporation and to its asset manager. Ashford Hospitality Advisors LLC, a subsidiary of Ashford Inc., provides advisory services to the Corporation through an advisory agreement. All of the hotel properties in the Corporation’s portfolio are currently asset-managed by Ashford LLC. Asset management functions include acquisition, renovation, financing and disposition of assets, operational accountability of managers, budget review, capital expenditures and property-level strategies. In addition, the Corporation does not have any employees, and all of the advisory services that might be provided by employees are provided to the Corporation by Ashford LLC. Even the Corporation’s senior management team has been provided to the Corporation by Ashford. And while the Corporation’s total stockholder return has been poor, the Corporation pays Ashford handsomely for its management and administrative services. All the while, Monty J. Bennett, the Chairman of the Board of the Corporation, serves as Chief Executive Officer and Chairman of the Board of Directors of Ashford Inc.

Blackwells believes that the Governance Guidelines Amendment Proposal will help to prevent the Board from being beholden to the interests of Ashford and its owners and will, in fact, serve the Board’s only legitimate purpose — protecting the interests of the Corporation and its stockholders.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Governance Guidelines Amendment Proposal is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 3 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 4

Non-Binding Stockholder proposal to require the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal to require the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions (such proposal, the “Extraordinary Transaction Disclosure Proposal”).

The following is the text of the proposed resolution:

“RESOLVED, that the Corporation shall disclose any and all extraordinary transactions, including proposed change in control transactions, mergers, acquisitions and dispositions of all or substantially all assets of the Corporation, which were proposed to the Corporation by its stockholders, and affiliates and by third parties during the two most recently completed calendar years.”

We favor this proposal at the Annual Meeting to shine light on what extraordinary transactions have been presented to and considered by the Board so that stockholders can assess the independence of the Board and the Corporation from Ashford, Bennett and their respective affiliates and to permit stockholders to assess whether the Board is open to all options to maximize value.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Extraordinary Transaction Disclosure Proposal is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 4 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL 5

Non-Binding Stockholder proposal to require the Board to disclose all compensation paid by the Corporation to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal to require the Board to disclose all compensation paid by the Corporation to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet (the “Compensation Disclosure Proposal”).

The following is the text of the proposed resolution:

“RESOLVED, that the Corporation shall disclose any and all compensation that was paid by the Corporation to Monty Bennett, the Bennett family more broadly and The Dallas Express (a general interest daily news source published by Monty Bennett) and its employees, directors and agents, including Louis Darrouzet, during the two most recently completed calendar years.”

We favor this proposal at the Annual Meeting to shine light on the relationships among the Corporation, Mr. Bennett, the Bennett family more broadly and The Dallas Express and its employees. Blackwells believes that disclosure of the foregoing compensation will provide stockholders with critical information to assess the Corporation’s independence from Mr. Bennett, the Bennett family and its affiliates, including The Dallas Express.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Compensation Disclosure Proposal is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 5 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

[Proposal 6: Advisory Vote on Executive Compensation

As discussed in further detail in the Corporation’s proxy statement, the Corporation is asking stockholders to vote on the following advisory resolution:

RESOLVED, that the Corporation’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of Braemar Hotels & Resorts Inc. as disclosed in the Corporation’s proxy statement for the 2023 annual meeting of stockholders, in accordance with the SEC’s compensation disclosure rules. As disclosed in the Corporation’s proxy statement, the vote on this proposal is non-binding, but the Board and the Compensation Committee of the Board will take the voting results into account when considering future executive compensation decisions. Further information regarding the Corporation’s executive compensation can be found in the section of the Corporation’s proxy statement.

[As disclosed in the Corporation’s proxy statement, the Corporation provides its stockholders with this advisory vote to approve executive compensation on an annual basis and the Corporation expects that stockholders will next be asked to provide such advisory vote at the Corporation’s annual meeting of stockholders in 2025.]

We encourage all stockholders to review the Corporation’s disclosures related to this proposal in the Corporation’s proxy statement in detail.

WE RECOMMEND YOU VOTE “[•]” PROPOSAL 6 AND INTEND TO VOTE OUR SHARES “[•]” THIS PROPOSAL.]

[Proposal 7: Ratification of the Appointment of BDO USA, LLC as the Corporation’s Independent Auditor

As discussed in further detail in the Corporation’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has selected BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Corporation is submitting its selection of BDO USA, LLP for ratification by the stockholders at the Annual Meeting.

As disclosed in the Corporation’s proxy statement, stockholder approval is not required to appoint BDO USA, LLP as the Corporation’s independent registered public accounting firm, but the Corporation is submitting the selection of BDO USA, LLP to stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, then the Corporation has indicated that the Audit Committee will reconsider the appointment. The Corporation has further disclosed that even if the appointment is ratified by stockholders, the Audit Committee may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and its stockholders.

We encourage all stockholders to review the Corporation’s disclosures related to this proposal in the Corporation’s proxy statement in detail.

WE RECOMMEND YOU VOTE “[•]” PROPOSAL 7 AND INTEND TO VOTE OUR SHARES “[•]” THIS PROPOSAL.]

[Proposal 8: Approval of Amendment No. [5] to the Second Amended and Restated 2013 Equity Incentive Plan

As discussed in further detail in the Corporation’s proxy statement, the Corporation is asking stockholders to vote to approve Amendment No. [5] to the Second Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”, and, as further amended and restated, the “Amended 2013 Plan”). The Corporation’s proxy statement states that the Amended 2013 Plan would increase the number of shares of Common Stock authorized for issuance thereunder by [•] million shares, from an aggregate of [•] million shares to [•] million shares. Further information regarding the Corporation’s executive compensation can be found in the section of the Corporation’s proxy statement titled “Proposal Number Four — Approval of Amendment No. [5] to the Second Amended and Restated 2013 Equity Incentive Plan.”

We encourage all stockholders to review the Corporation’s disclosures related to this proposal in the Corporation’s proxy statement in detail.

WE RECOMMEND YOU VOTE “[•]” PROPOSAL 8 AND INTEND TO VOTE OUR SHARES “[•]” THIS PROPOSAL.]

WHO CAN VOTE AT THE ANNUAL MEETING

The Record Date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is [•]. Stockholders of the Corporation at the close of business on the Record Date are entitled to one vote for each share of Common Stock, Series E Redeemable Preferred Stock (“Series E Preferred Stock”) and Series M Redeemable Preferred Stock (“Series M Preferred Stock”) owned as of the Record Date. Based on publicly available information, we believe that the Corporation’s voting equity securities include: shares of Common Stock, Series E Preferred Stock and Series M Preferred Stock. Each share of Common Stock, Series E Preferred Stock and Series M Preferred Stock entitles the holder to one vote. The Series E Preferred Stock and Series M Preferred Stock will vote together with the holders of Common Stock as a single class on all matters. According to the Corporation’s proxy statement, the number of shares of Common Stock outstanding as of the Record Date is [•], the number of shares of Series E Preferred Stock as of the Record Date is [•] and the number of shares of Series M Preferred Stock as of the Record Date is [•].

Only stockholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

HOW TO VOTE BY PROXY

To vote in favor of the election of the Blackwells Nominees to the Board and to vote in favor of the Blackwells Proposals, promptly complete, sign, date and return the enclosed WHITE Universal Proxy Card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed WHITE Universal Proxy Card. Please contact our proxy solicitor, [•] by phone at [•] (toll-free for stockholders) or [•] (call collect for banks, brokers, trustees and other nominees), or by email at [•] if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the WHITE Universal Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        Vote “FOR” the election of each of our director nominees — Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully (collectively, the “Blackwells Nominees”) — to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        Vote “FOR” Blackwells’ non-binding stockholder proposal to urge the Board to amend the Bylaws to remove the Overreaching Advance Notice Provision. (Proposal 2);

•        Vote “FOR” Blackwells’ non-binding stockholder proposal to urge the Board to amend the Bylaws to preclude any current or former employee, director, officer, or control person of the Corporation or Ashford and Ashford’s affiliates from serving as the Corporation’s chairman of the Board (Proposal 3);

•        Vote “FOR” Blackwells’ non-binding stockholder proposal to require the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions (Proposal 4);

•        Vote “FOR” Blackwells’ non-binding stockholder proposal to require the Board to disclose all compensation paid by the Corporation to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet (Proposal 5);

•        [Vote “[•]” the Corporation’s proposal to approve executive compensation (Proposal 6)];

•        [Vote “[•]” the Corporation’s proposal to ratify the appointment of BDO USA, LLP as the Corporation’s independent registered public accountants for fiscal year 2024 (Proposal 7)]; and

•        [Vote “[•]” the Corporation’s proposal to approve amendment number five of the Corporation’s Amended and Restated 2013 Stock Incentive Plan (Proposal 8)].

Blackwells and the Corporation will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to eight nominees on Blackwells’ enclosed WHITE Universal Proxy Card. Stockholders are permitted to vote for fewer than eight nominees or for any combination (up to eight total) of the Blackwells Nominees, the Corporation’s nominees on the WHITE Universal Proxy Card. Voting “FOR” fewer than eight nominees will result in your shares being be voted “FOR” only those nominees you have so marked and default to a “WITHHOLD” vote with respect to any nominee left unmarked. If you vote “FOR” more than eight nominees, your vote regarding the election of directors will be invalid and will not be counted. There is no need to use the Corporation’s proxy card or voting instruction form, regardless of how you wish to vote. If Blackwells withdraws its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Blackwells Nominees will be disregarded and not be counted, whether such vote is provided on our WHITE Universal Proxy Card or the Corporation’s proxy card.

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know within a reasonable time before making our solicitation that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the discretion of the persons named as proxies on the attached WHITE Universal Proxy Card. At the time this Proxy Statement was made available, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE Universal Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote via the Internet. If a stockholder’s brokerage firm or bank is participating in the Internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting via the Internet on the voting form. Internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our WHITE Universal Proxy Card, then such stockholder should mark our WHITE Universal Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope. Stockholders are encouraged to submit their votes on the WHITE Universal Proxy Card or voting instructions form.

VOTING AND PROXY PROCEDURES

The Board currently consists of eight individuals. Under the current structure, if elected, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully would each serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified.

Stockholders entitled to cast at least one-third of all of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit a properly executed proxy card or authorize a proxy via the Internet, you will be considered part of the quorum. Withhold votes (in the case of the election of directors) and abstentions will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and either chooses not to vote those shares on a routine matter or does not have discretionary authority to vote on a matter under the applicable rules. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. For brokerage accounts that receive proxy materials from, or on behalf of, more than one of the Corporation and Blackwells, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters and there will be no broker non-votes by such broker. In that case, if you do not submit any voting instructions to your broker, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any proposal, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting and your shares will not be counted for purposes of determining whether a quorum exists. However, for brokerage accounts that receive proxy materials only from one of the Corporation or Blackwells, the broker will be entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares and will not be entitled to vote the shares on non-routine items. The only proposal that would be considered routine would be Proposal 7. Accordingly, if you receive proxy materials only from one of the Corporation or Blackwells, your broker may exercise discretion to vote your shares on the ratification of BDO USA, LLP as the Corporation’s independent registered public accounting firm, even in the absence of your voting instruction. If your shares are voted on the ratification of BDO USA, LLP as the Corporation’s independent registered public accounting firm, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals. Any broker non-votes will be counted in determining whether a quorum exists at the Annual Meeting, but will not be counted as votes cast.

Proposal 1: Election of Directors — The Corporation has adopted a plurality voting standard for director elections, meaning the nominees who receive the highest number of votes cast “FOR” their election will be elected to the Board. Stockholders may vote “FOR” up to eight nominees and “WITHHOLD” for up to eight nominees. With respect to the election of directors, “WITHHOLD” votes and broker non-votes will be counted for purposes of determining if there is a quorum at the Annual Meeting for this proposal but will not be counted as “votes cast” and therefore, will have no direct effect on the outcome of the election of directors.

Proposal 2: The Amendment to Advance Notice Provisions Proposal — The affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. Abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome. As Proposal 2 is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

Proposal 3: The Governance Guidelines Amendment Proposal — The affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. Abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome. As Proposal 3 is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

Proposal 4: The Extraordinary Transaction Disclosure Proposal — The affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. Abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome. As Proposal 4 is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

Proposal 5: The Compensation Disclosure Proposal — The affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. Abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome. As Proposal 5 is non-binding, it does not require the Board or the Corporation to take any action, even if approved by the requisite number of stockholder votes.

[Proposal 6: Advisory Vote on Executive Compensation — According to the Corporation’s proxy statement, the affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. According to the Corporation’s proxy statement, abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome.]

[Proposal 7: Ratification of Appointment of Independent Registered Accountant — According to the Corporation’s proxy statement, the affirmative vote of a majority of all votes cast at the annual meeting will be required for approval.]

[Proposal 8: Approval of Amended and Restated 2013 Stock Incentive Plan — According to the Corporation’s proxy statement, the affirmative vote of a majority of all votes cast at the annual meeting will be required for approval. According to the Corporation’s proxy statement, abstentions and broker non-votes, if any, will not be included in the vote totals and will not be considered as “votes cast,” and accordingly will have no effect on the outcome.]

None of the applicable Maryland law, the Charter, nor the Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending and voting at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy). The revocation may be delivered either to Blackwells, [•] or to the Corporation’s Secretary at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 or any other address provided by the Corporation.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY YOUR LATEST-DATED, VALIDLY EXECUTED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

If you have already sent a proxy card to the Corporation, you can revoke that proxy card by (i) signing, dating and mailing the WHITE Universal Proxy Card, (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies under this Proxy Statement will be made by Blackwells.

We have provided the required notice to the Corporation pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act, and intend to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the Blackwells Nominees’ election in accordance with applicable law and intend to comply with applicable requirements of the Exchange Act.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Blackwells will bear the entire cost of this solicitation. As of the date of this Proxy Statement, Blackwells does not intend to seek reimbursement from the Corporation of any expenses it incurs in connection with its solicitation of proxies for the election of the Blackwells Nominees and for the Blackwells Proposal at the Annual Meeting. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $[•] for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately $[•].

Brokerage houses, banks and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. Certain of Blackwells’ full-time employees will assist in the solicitation and will, among other things, communicate with stockholders. The Blackwells Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Blackwells Nominees.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

Blackwells has engaged [•] as proxy solicitor in connection with this solicitation. Blackwells anticipates that certain employees of [•] may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Corporation for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately [•] employees of [•] will solicit holders of the Common Stock in connection with the Annual Meeting. Blackwells expects to pay [•] up to $[•] for its services in connection with the solicitation of proxies for the Annual Meeting.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, Blackwells Capital, Blackwells Onshore I, Jason Aintabi, Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully are participants in the solicitation of proxies from the Corporation’s stockholders to vote in favor of the election of the Blackwells Nominees to the Board and the approval of the Blackwells Proposal.

Additional information regarding the purchases and sales of securities of the Corporation during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business of Blackwells Onshore is the proprietary trading of securities. The principal business of Blackwells Capital is the proprietary trading of securities. The principal business of Blackwells Holding Co. LLC is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital. The principal occupation of Mr. Cricenti is serving as Managing Partner and Chief Investment Officer of Magis Capital Partners. The principal occupation of Ms. Hill is serving as the Founder and CEO of Murphy Hill Consulting LLC. The principal occupation of Ms. McCoy is serving as the General Counsel and Vice President for The Related Group. The principal occupation of Mr. Pully is serving as the Chairman of the Board of Directors and part-time Chief Executive Officer of Harvest Oil and Gas Corporation.

The business address of Blackwells Capital, Blackwells Onshore and Mr. Aintabi is 400 Park Ave., 4th Floor, New York, New York 10022. Blackwells Capital’s address is 400 Park Ave., 4th Floor, New York, New York 10022. Mr. Cricenti’s business address is 3979 Clover Ln., Dallas, Texas 75220. Ms. Hill’s business address is 9 Dancing Bear Rd., Norwalk, Connecticut 06853. Ms. McCoy’s business address is 2850 Tigertail Avenue, Suite 800, Miami, Florida 33133. Mr. Pully’s business address is 4564 Meadowood Dr., Dallas, Texas 75220.

Each of Blackwells Onshore and Blackwells Capital is a Delaware limited liability company. Each of Mr. Aintabi, Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully is a citizen of the United States of America.

As of the Record Date, Blackwells Capital beneficially owned an aggregate of [•] shares of Common Stock.

As of the Record Date, Blackwells Onshore beneficially owned an aggregate of [•] shares of Common Stock.

As of the Record Date, none of Mr. Aintabi, Mr. Cricenti, Ms. Hill, Ms. McCoy or Mr. Pully owned any shares of Common Stock or has entered into any transactions in securities of the Corporation during the past two years.

For information regarding the transactions in securities of the Corporation during the past two years by Blackwells Onshore, Blackwells Capital, Mr. Aintabi, Mr. Cricenti, Ms. Hill, Ms. McCoy or Mr. Pully, see Schedule I.

Each Blackwells Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his or her pecuniary interest therein.

Other than as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any associate of any Participant has been a party which is adverse to the Corporation or any of its subsidiaries, nor does any Participant or any associate of any Participant have a material interest adverse to the Corporation or any of its subsidiaries. Except as described herein, no Participant nor any of his or its respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Corporation. Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between Blackwells or its affiliates and the Blackwells Nominees or any other person pursuant to which the nominations are to be made by Blackwells.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Corporation; (iii) no Participant owns any securities of the Corporation which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Corporation during the past two years; (v) no part of the purchase price or market value of the securities of the Corporation owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Corporation; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation; (ix) no Participant or any of his or its associates, nor any immediate family member of any Participant or any Participant’s associates, had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Corporation’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Corporation or its affiliates, or with respect to any future transactions to which the Corporation nor any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Corporation; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Corporation. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

Blackwells has not paid any compensation to the Blackwells Nominees as a result of their nomination for election as directors of the Corporation by Blackwells at the Annual Meeting. There are no other arrangements or understandings with either of the Blackwells Nominees, other than as set forth herein.

OTHER MATTERS

Other than as discussed in this Proxy Statement, Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE Universal Proxy Card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholder Proposals for Inclusion in the Corporation’s Proxy Statement

Stockholders interested in presenting a proposal for inclusion in the Corporation’s proxy statement for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Corporation’s proxy statement, stockholder proposals must be received at the Corporation’s principal executive offices no later than the close of business on [•].

Stockholder Nominations for Directors for Inclusion in the Corporation’s Proxy Statement

According to the Corporation’s proxy statement, written notice of stockholder nominations to the Board of Directors that are to be included in the Corporation’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the proxy access provisions in Article I, Section 12 of the Corporation’s Bylaws must be delivered to the Corporation’s secretary at its principal executive offices not later than 90 nor earlier than 120 days prior to the first anniversary of the date of the preceding year’s proxy statement.

Stockholder Proposals and Nominations for Directors to be Presented at the Annual Meeting

Pursuant to the Bylaws, nominations of individuals for election to the Board and the proposal of other business to be considered by stockholders at the 2025 Annual Meeting of Stockholders, but not included in the Corporation’s proxy statement, may be made by a person who is a stockholder of record at the time of giving notice, and at the time of the 2025 Annual Meeting of Stockholders, who delivers notice along with the additional information and materials required by the Bylaws to the Corporation’s Secretary at its principal executive offices not later than 5:00 p.m., Eastern Time on the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•]. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2025 Annual Meeting is first made by the Corporation and (y) the date which is 60 days prior to the date of the 2025 Annual Meeting.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

YOUR VOTE IS IMPORTANT

Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote “FOR” the Blackwells Nominees and “FOR” the Blackwells Proposal on the WHITE Universal Proxy Card. Even if the Blackwells Nominees are included on the Corporation proxy card, Blackwells urges you NOT to sign any proxy card sent to you by the Corporation or any other party.

If you have already submitted a proxy card to the Corporation for the Annual Meeting, you may change your vote to a vote “FOR” the election of the Blackwells Nominees by (i) signing, dating and returning the enclosed WHITE Universal Proxy Card, which must be dated after any proxy card you may previously have submitted to the Corporation, (ii) voting via the Internet, by following the instructions on the WHITE Universal Proxy Card or (iii) voting at the Annual Meeting. Only your latest dated proxy card will count at the Annual Meeting.

If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote via the Internet. Please contact the person responsible for your account and direct him or her to vote on the WHITE Universal Proxy Card “FOR” the election of the Blackwells Nominees.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one WHITE Universal Proxy Card. We encourage you to vote each WHITE Universal Proxy Card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE “FOR” THE BLACKWELLS NOMINEES — MR. CRICENTI, MS. HILL, MS. MCCOY AND MR. PULLY — AND “FOR” THE BLACKWELLS PROPOSALS BY SIGNING, DATING AND RETURNING THE WHITE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE CORPORATION, YOU HAVE EVERY LEGAL RIGHT TO REVOKE SUCH PROXY CARD BY (I) SIGNING, DATING AND MAILING THE ENCLOSED WHITE UNIVERSAL PROXY CARD, (II) VOTING VIA THE INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE WHITE UNIVERSAL PROXY CARD OR (III) VOTING AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS.

If you have any questions or require any assistance in voting your WHITE Universal Proxy Card or need additional copies of Blackwells’ proxy materials, please contact:

[•]

IT IS IMPORTANT THAT YOU RETURN YOUR WHITE UNIVERSAL PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR WHITE UNIVERSAL PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE CORPORATION’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE CORPORATION’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE CORPORATION’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE CORPORATION. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE CORPORATION’S PROXY STATEMENT.

The information concerning the Corporation contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Capital LLC
[•], 2024

SCHEDULE I

TRANSACTIONS IN THE CORPORATION’S SECURITIES DURING THE PAST TWO YEARS

Information relating to any transactions in securities of the Corporation by the Participants during the past two years is reflected in the table below.

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	6/26/2023

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	10,000	3/4/2024

JASON AINTABI

None.

MICHAEL CRICENTI

None.

JENNIFER M. HILL

None.

BETSY L. MCCOY

None.

STEVEN J. PULLY

None.

Except as otherwise stated in this Proxy Statement, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

I-1

SCHEDULE II

The following table is reprinted from the Corporation’s definitive proxy statement filed with the SEC on [•], 2024.

II-1

PRELIMINARY COPY DATED MARCH 22, 2024 - SUBJECT TO COMPLETION YOUR VOTE IS I MPORTANT. P LEASE VOTE TODAY. VOTE B Y I N TERNET – Q U I C K A N D E A S Y IMMED I A T E – 2 4 H O U R S A DAY, 7 DAYS A WEEK OR B Y MAI L Braemar Hotels & Resorts Inc. As a stockholder of Braemar Hotels & Resorts Inc. (the “Company”), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the WHITE proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the WHITE proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on, 2024. Use the Internet to transmit your voting instructions. Have your WHITE proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. OR Use any touch-tone telephone to transmit your voting instructions. Have your WHITE proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL If you vote by Internet or by telephone, you do NOT need to mail back your WHITE proxy card. Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: Blackwells Capital LLC, [___]. VOTE BY INTERNET – WWW.[___].COM VOTE BY TELEPHONE – [___] CONTROL NUMBER If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. 1. Election of Directors -- Instructions for Proposal 1: While you may mark instructions to any or all of the nominees, you may mark a vote “FOR” only eight nominees in total. You are permitted to vote for fewer than eight nominees. If you vote “FOR” fewer than eight nominees, your shares will be voted “FOR” those nominees you have marked and default to a “WITHHOLD” vote with respect to any nominee left unmarked. If you vote “FOR” more than eight nominees, your elections in Proposal 1 will be invalid and, depending on your broker, bank, or other nominee through which you hold shares, your votes on all other proposals before the 2024 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) may also be invalid. We will also transact any other business that may properly come before the Annual Meeting. Blackwells recommends you vote FOR the Blackwells nominees BLACKWELLS NOMINEES FOR WITHHOLD 1a. Michael Cricenti 1b. Jennifer M. Hill 1c. Betsy L. McCoy 1d. Steven J. Pully COMPANY NOMINEES FOR WITHHOLD 1e. Monty J. Bennett 1f. Stefani D. Carter 1g. Candace Evans 1h. Kenneth H. Fearn, Jr. 1i. Rebeca Odino-Johnson 1j. Matthew D. Rinaldi 1k. Richard J. Stockton 1l. Abteen Vaziri Blackwells recommends you vote FOR the following Blackwells proposals: 2. The Blackwells proposal, if properly presented at the meeting, to adopt a non-binding, advisory resolution to urge the Board to amend the Company’s Bylaws to remove clause (iv) of Section 11(a)(3)(D) of Article I of the Company’s Bylaws. 3. The Blackwells proposal, if properly presented at the meeting, to adopt a non-binding, advisory resolution urging the Board to amend the Company’s Corporate Governance Guidelines to add a provision precluding any current or former employee, director, officer, or control person of Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford Hospitality Limited Partnership, a Delaware limited partnership, Ashford Inc., a Nevada corporation, Ashford Hospitality Advisors, LLC, a Delaware limited liability company and the asset manager of the Corporation, Premier Project Management LLC, a Maryland limited liability company, Remington Lodging & Hospitality, LLC, a Delaware limited liability company, or any of the affiliates of the foregoing from serving as the Company’s chairman of the Board. 4. The Blackwells proposal, if properly presented at the meeting, to adopt a non-binding, advisory resolution requiring the Board to disclose all extraordinary transaction proposals made by stockholders, affiliates and third parties during the two most recently completed calendar years and the terms of those proposed transactions...... 5. The Blackwells proposal, if properly presented at the meeting, to adopt a non-binding, advisory resolution requiring the Board to disclose all compensation paid by the Company to members of the Bennett family, The Dallas Express and employees, directors or agents of The Dallas Express, including Louis Darrouzet. Blackwells recommends you vote [ ____ ] the following Company proposals: 6. [To obtain advisory approval of the Company’s executive compensation.] 7. [To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024.] 8. [To approve an amendment to the Company’s Second Amended and Restated 2013 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.]. FOR AGAINST ABSTAIN, 2024 Date (Signature) (Signature if Held Jointly) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or person.

PRELIMINARY COPY DATED MARCH 22, 2024 - SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Proxy Statement is available at: If you have questions or require any assistance with voting your shares, please contact Blackwells’ proxy solicitor listed below: If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. WHITE PROXY CARD BRAEMAR HOTELS & RESORTS INC. 2024 ANNUAL MEETING OF STOCKHOLDERS, 2024 THIS WHITE PROXY IS SOLICITED ON BEHALF OF BLACKWELLS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Jason Aintabi and (together, as “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to vote all the shares of common stock, Series E Preferred Stock and Series M Preferred Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of the Company to be held on, 2024 at [A.M. / P.M.] Mountain Standard Time. By validly executing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. BLACKWELLS CAPITAL LLC (“BLACKWELLS”) RECOMMENDS YOU VOTE “FOR” THE ELECTION OF BLACKWELLS’ FOUR DIRECTOR NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, [_____] PROPOSAL 6, [_____] PROPOSAL 7 AND [_____] PROPOSAL 8 USING THE WHITE PROXY CARD. THIS WHITE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED “FOR” ALL OF THE BLACKWELLS NOMINEES IN PROPOSAL 1, “WITHHOLD” ON THE COMPANY NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, [_____] PROPOSAL 6, [_____] PROPOSAL 7 AND [_____] PROPOSAL 8 AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side)